UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Wright Medical Group N.V.

(Name of Registrant as Specified In Its Charter)

Stryker Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing relates solely to a planned tender offer by Stryker B.V., a private company with limited liability organized under the laws of The Netherlands (“Purchaser”) and a wholly owned subsidiary of Stryker Corporation, a Michigan corporation (“Stryker”), to acquire all of the issued and outstanding ordinary shares, par value €0.03 per share, of Wright Medical Group N.V., a public limited liability company organized under the laws of The Netherlands registered with the trade register in The Netherlands under file number 34250781 (“Wright”), at a price of $30.75 per share, in cash, without interest, subject to any required applicable withholding of taxes, pursuant to a Purchase Agreement, dated as of November 4, 2019, among Purchaser, Stryker and Wright.

This Schedule 14A filing consists of (i) a press release issued by Stryker on November 4, 2019, (ii) an investor presentation, dated November 4, 2019, (iii) a transcript of a conference call held November 4, 2019 and (iv) a social media post, dated November 4, 2019.

Forward-looking statements

This press release contains information that includes or is based on forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the failure to satisfy any of the closing conditions to the acquisition of Wright, including the receipt of any required regulatory clearances (and the risk that such clearances may result in the imposition of conditions that could adversely affect the expected benefits of the transaction); delays in consummating the acquisition of Wright; unexpected liabilities, costs, charges or expenses in connection with the acquisition of Wright; the effects of the proposed Wright transaction (or the announcement thereof) on the parties relationships with employees, customers, other business partners or governmental entities; weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products, including Wright products; potential supply disruptions; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the ultimate total cost with respect to recall-related matters; the impact of investigative and legal proceedings and compliance risks; resolution of tax audits; the impact of the federal legislation to reform the United States healthcare system; costs to comply with medical device regulations; changes in financial markets; changes in the competitive environment; our ability to integrate and realize the anticipated benefits of acquisitions in full or at all or within the expected timeframes, including the acquisition of Wright; and our ability to realize anticipated cost savings. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Wright, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at

katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

2825 Airview Boulevard

Kalamazoo, MI 49002

Press release

Number:	2019-23
Date:	November 4, 2019

Stryker announces definitive agreement to acquire Wright Medical

Kalamazoo, Michigan – November 4, 2019 – Stryker (NYSE: SYK) announced today a definitive agreement to acquire all of the issued and outstanding ordinary shares of Wright Medical Group N.V. (NASDAQ: WMGI) for $30.75 per share, or a total equity value of approximately $4.0 billion and a total enterprise value of approximately $5.4 billion (including convertible notes). Wright Medical, which was founded in 1950, is a global medical device company focused on extremities and biologics.

Wright Medical brings a highly complementary product portfolio and customer base to Stryker’s trauma and extremities business. With global sales approaching $1 billion, Wright Medical is a recognized leader in the upper extremities (shoulder, elbow, wrist and hand), lower extremities (foot and ankle) and biologics markets, which are among the fastest growing segments in orthopaedics.

Wright Medical’s leading upper extremity portfolio and advanced preoperative planning technology will significantly add to Stryker’s offering. Additionally, Wright Medical’s lower extremity and biologics will complement Stryker’s portfolio and strengthen the company’s position in this high- growth segment.

“This acquisition enhances our global market position in trauma & extremities, providing significant opportunities to advance innovation, improve outcomes and reach more patients,” said Kevin Lobo, Chairman and Chief Executive Officer, Stryker. “Wright Medical has built a successful business, and we look forward to welcoming their team to Stryker.”

“We believe this transaction will provide truly unique opportunities and will create significant value for our shareholders, customers and employees,” said Robert Palmisano, Executive Director, Chief Executive Officer and President of Wright Medical. “By merging our complementary strengths and collective resources, we will be able to advance our broad platform of extremities and biologics technologies with one of the world’s leading medical technology companies that shares our vision of delivering breakthrough and innovative solutions to improve patient outcomes.”

Under the terms of the agreement, Stryker will commence a tender offer for all outstanding ordinary shares of Wright Medical for $30.75 per share, in cash. The boards of directors of both Stryker and Wright Medical have approved the transaction. The closing of the transaction is subject to receipt of applicable regulatory approvals, the adoption of certain resolutions relating to the transaction at an extraordinary general meeting of Wright Medical shareholders, completion of the tender offer and other customary closing conditions.

The acquisition of Wright Medical is expected to close in the second half of 2020 and is expected to have no impact to Stryker’s net earnings per diluted share and adjusted net earnings per diluted share in 2019. There is no change to Stryker’s previously announced expected adjusted net earnings per diluted share for the full year, which is a range of $8.20 - $8.25. Assuming a September 30, 2020 closing, the transaction is expected to have no impact to Stryker’s adjusted net earnings per share in 2020, $(0.10) dilution in 2021 and will be accretive thereafter.

Stryker will host a conference call for financial analysts at 8:00 AM ET today to discuss additional details regarding the proposed transaction. To participate in the conference call dial 877-702-4565 (domestic) or 647-689-5532 (international) and be prepared to provide conference ID number 9898250 to the operator.

A simultaneous webcast of the call will be accessible via the company’s website at www.stryker.com. The call will be archived on the investor relations page of this site.

A recording of the call will also be available from 11:30 AM ET on Monday, November 4, 2019, until 11:59 PM ET, on Monday, November 11, 2019. To hear this recording, dial 800-585-8367 (domestic) or 416-621-4642 (international) and enter the conference ID number 9898250.

About Stryker

Stryker is one of the world’s leading medical technology companies and, together with its customers, is driven to make healthcare better. The company offers innovative products and services in Orthopaedics, Medical and Surgical, and Neurotechnology and Spine that help improve patient and hospital outcomes. More information is available at www.stryker.com.

Forward-looking statements

This press release contains information that includes or is based on forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the failure to satisfy any of the closing conditions to the acquisition of Wright, including the receipt of any required regulatory clearances (and the risk that such clearances may result in the imposition of conditions that could adversely affect the expected benefits of the transaction); delays in consummating the acquisition of Wright; unexpected liabilities, costs, charges or expenses in connection with the acquisition of Wright; the effects of the proposed Wright transaction (or the announcement thereof) on the parties relationships with employees, customers, other business partners or governmental entities; weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products, including Wright products; potential supply disruptions; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the ultimate total cost with respect to recall-related matters; the impact of investigative and legal proceedings and compliance risks; resolution of tax audits; the impact of the federal legislation to reform the United States healthcare system; costs to comply with medical device regulations; changes in financial markets; changes in the competitive environment; our ability to integrate and realize the anticipated benefits of acquisitions in full or at all or within the expected timeframes, including the acquisition of Wright; and our ability to realize anticipated cost savings. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Wright, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Contacts

For investor inquiries please contact:

Katherine Owen, Vice President, Strategy & Investor Relations at 269-385-2600 or katherine.owen@stryker.com

For media inquiries please contact:

Yin Becker, Vice President, Communications, Public Affairs and Corporate Marketing at 269-385- 2600 or yin.becker@stryker.com

Stryker acquisition of Wright Medical 1Stryker acquisition of Wright Medical 1

Forward-looking statements This presentation contains information that includes or is based on forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the failure to satisfy any of the closing conditions to the acquisition of Wright, including the receipt of any required regulatory clearances (and the risk that such clearances may result in the imposition of conditions that could adversely affect the expected benefits of the transaction); delays in consummating the acquisition of Wright; unexpected liabilities, costs, charges or expenses in connection with the acquisition of Wright; the effects of the proposed Wright transaction (or the announcement thereof) on the parties relationships with employees, customers, other business partners or governmental entities; weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products, including Wright products; potential supply disruptions; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the ultimate total cost with respect to recall-related matters; the impact of investigative and legal proceedings and compliance risks; resolution of tax audits; the impact of the federal legislation to reform the United States healthcare system; costs to comply with medical device regulations; changes in financial markets; changes in the competitive environment; our ability to integrate and realize the anticipated benefits of acquisitions in full or at all or within the expected timeframes, including the acquisition of Wright; and our ability to realize anticipated cost savings. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. 2Forward-looking statements This presentation contains information that includes or is based on forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the failure to satisfy any of the closing conditions to the acquisition of Wright, including the receipt of any required regulatory clearances (and the risk that such clearances may result in the imposition of conditions that could adversely affect the expected benefits of the transaction); delays in consummating the acquisition of Wright; unexpected liabilities, costs, charges or expenses in connection with the acquisition of Wright; the effects of the proposed Wright transaction (or the announcement thereof) on the parties relationships with employees, customers, other business partners or governmental entities; weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products, including Wright products; potential supply disruptions; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the ultimate total cost with respect to recall-related matters; the impact of investigative and legal proceedings and compliance risks; resolution of tax audits; the impact of the federal legislation to reform the United States healthcare system; costs to comply with medical device regulations; changes in financial markets; changes in the competitive environment; our ability to integrate and realize the anticipated benefits of acquisitions in full or at all or within the expected timeframes, including the acquisition of Wright; and our ability to realize anticipated cost savings. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. 2

Mission Together with our customers, we are driven to make healthcare better. Values People Performance Integrity Accountability We do what’s right We do what we say We grow talent We deliver 3Mission Together with our customers, we are driven to make healthcare better. Values People Performance Integrity Accountability We do what’s right We do what we say We grow talent We deliver 3

# Our company strategy

stryker

## Drive market leading growth and achieve category leadership in Orthopaedics, MedSurg Equipment, and Neurotechnology/Spine

### Customer focus

- Intense customer commitment and dedication through business unit specialization
- Achieve highest levels of customer engagement through innovative, high quality products and collaboration

### Innovation

- Make healthcare better through evidence-based products and services that improve outcomes
- Drive growth through disciplined investment in R&D and BD

### Globalization

- Focus resources, investment and talent on key global markets
- Strengthen alignment among franchises, country teams and global functions

### Cost transformation

- Drive operational efficiency to reinvest in growth
- Continuously reduce costs and expand margins to optimize shareholder value

**Talent offense** – People and culture
**Quality first** – Top tier products and services

4

Strategic rationale • Move consistent with our strategy of pursuing category leadership in our core markets • Extremities is a large and fast growing market • Global presence bringing together two complementary world class selling organizations • Significantly bolsters Stryker’s capabilities in the $3B upper extremity market • Successful integration will drive meaningful synergies • Wright Medical leadership team has built a strong company, with a comparable culture of specialized sales forces, quality and compliance 5Strategic rationale • Move consistent with our strategy of pursuing category leadership in our core markets • Extremities is a large and fast growing market • Global presence bringing together two complementary world class selling organizations • Significantly bolsters Stryker’s capabilities in the $3B upper extremity market • Successful integration will drive meaningful synergies • Wright Medical leadership team has built a strong company, with a comparable culture of specialized sales forces, quality and compliance 5

# Successful M&A **track record**

stryker

We continue to enhance our portfolio's depth and breadth with strategic mergers and acquisitions.

Color key:
- Core business
- Adjacency
- Pending



2011
Concentric
Orthovita
Memometal
Neurovascular
2012
Surpass
2013
Trauson
MAKO
2014
Patient Safety Technologies
Berchtold Holding
CoAlign Innovations, Inc.
Pivot Medical
Small Bone Innovations
2015
Muka Metal
CHG Hospital Beds
2016
Synergetics USA's Neuro Portfolio
Ivy Sports Medicine, LLC
Vertebral Compression Fracture Portfolio from BD
SafeWire
Restore Surgical LLC, DBA Instratek
Sage Products
Stanmore Implants Worldwide
Physio-Control International
2017
NOVADAQ Technologies, Inc.
Vexim
Entellus Medical, Inc.
2018
Invuity, Inc.
K2M Group Holdings, Inc.
Hygia Health Services
SafeAir AG
HyperBranch Medical Technology, Inc.
2019
Wright Medical
Arrinex, Inc.
Mobius Imaging & Cardan Robotics

6

Our people, products and services create more possibilities for our customers everyday. 7Our people, products and services create more possibilities for our customers everyday. 7

Strong business alignment • Wright Medical is a leader in the extremities and biologics markets with a history of innovation and execution • Focused on surgical solutions for upper extremities, lower extremities and extremity biologic segments, three of the fastest growing segments in orthopedics (+8% CAGR) • Core deal aligned with our goal of achieving category leadership in extremities while further bolstering our leadership and ability to innovate in orthopedics • Complementary talent creates large and leading specialized sales force in both US and EU • Combined portfolio provides extremities customers and patients around the world with the most complete offering in the market 8Strong business alignment • Wright Medical is a leader in the extremities and biologics markets with a history of innovation and execution • Focused on surgical solutions for upper extremities, lower extremities and extremity biologic segments, three of the fastest growing segments in orthopedics (+8% CAGR) • Core deal aligned with our goal of achieving category leadership in extremities while further bolstering our leadership and ability to innovate in orthopedics • Complementary talent creates large and leading specialized sales force in both US and EU • Combined portfolio provides extremities customers and patients around the world with the most complete offering in the market 8

# Wright Medical participates in segments amongst the fastest growing in orthopedics stryker



7 – 9%
MARKET CAGR
Upper Extremities
2019 Initiatives
Anticipate #1 in shoulder by end of 2019
• BLUEPRINT™ Adoption
• PERFORM™ Reversed, SIMPLICITI™ Shoulder rollout
• REVIVE™ revision shoulder launch
8 – 10%
MARKET CAGR
Lower Extremities
2019 Initiatives
Maintain #1 position in foot & ankle
• Integrate and increase Cartiva penetration
• New product contributions
5 – 6%
MARKET CAGR
Biologics
2019 Initiatives
Increase AUGMENT® Injectable penetration
• AUGMENT® Injectable rollout
$2.7B
$3.7B
2018
2022 est.
$1.7B
$2.3B
2018
2022 est.
$1.1B
$1.4B
2018
2022 est.

**Key segment growth drivers**

| | |
|---|---|
| Shoulder | • 3x increase in annual incidence of shoulder arthroplasty in last decade due to **favorable demographics, expanding indications, and improved outcomes**<br>• **Enabling technologies** such as stemless implants, reverse shoulder[1], and Blueprint[2] driving **improved clinical outcomes** and **earlier intervention** |
| F&A | • **Patient demand for maintaining quality of daily activities** (non-fusion, motion-bearing treatments, e.g., Cartiva)<br>• Total ankle replacement segment, driven by **more favorable US reimbursement** and **enabling technologies** such as cutting guides |
| Biologics | • **Improved handling characteristics**<br>• Clinical data supporting reimbursement |

Source: Wright Medical

[1]Reverse Shoulder Arthroplasty
[2]Blueprint preoperative planning software

9

Shoulder growth driven by expanding treatment rates SIMPLICITI™ Shoulder Canal-sparing design provides maximal bone preservation and early intervention options PERFORM™ Reversed Glenoid Designed to address all glenoid bone loss REVIVE™ Shoulder Revision System Growing at 2x primary shoulder market Source: Wright Medical 10Shoulder growth driven by expanding treatment rates SIMPLICITI™ Shoulder Canal-sparing design provides maximal bone preservation and early intervention options PERFORM™ Reversed Glenoid Designed to address all glenoid bone loss REVIVE™ Shoulder Revision System Growing at 2x primary shoulder market Source: Wright Medical 10

# Transaction summary

stryker

| | |
|---|---|
| **Key Deal Terms** | ■ Cash tender offer of $30.75 per share<br>■ Total Equity Value of approximately $4.0B and total Enterprise Value of approximately $5.4B (including convertible notes) |
| **Wright Medical Financials** | ■ Strong forward revenue growth of ~10% (2019E – 2021E)<br>■ 2019 expected revenues of $900M+; driven by shoulder, ankle, and Augment<br>■ Expected Adj. EBITDA margin of ~20% (by Q4 2019) |
| **Meaningful Synergies** | ■ ROIC >7% by year 5<br>■ We assume cost synergies of $100M - $125M, most of which are achieved in the first three years post closing |
| **Other Considerations** | ■ Closing expected second half of 2020<br>■ Transaction neutral to adjusted EPS for 2020 (assuming September 30, 2020 close)<br>■ $(0.10) dilution to adjusted EPS in first full year and accretive thereafter<br>■ Commitment to de-lever and maintain investment grade ratings |

11

Additional information and where to find it The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Wright, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.Additional information and where to find it The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Wright, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.Participants in the Solicitation Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

STRYKER CORPORATION

Transcript of a conference call for financial analysts held at 8:00 AM ET on November 4, 2019 regarding the announcement of a definitive agreement to acquire Wright Medical

Corporate Participants

Glenn S. Boehnlein Stryker Corporation — VP & CFO

Katherine A. Owen Stryker Corporation — VP of Strategy & IR

Kevin A. Lobo Stryker Corporation — Chairman & CEO

Spencer S. Stiles Stryker Corporation — Group President of Orthopaedics & Spine

Conference Call Participants

Craig William Bijou Cantor Fitzgerald & Co., Research Division — Research Analyst

David Ryan Lewis Morgan Stanley, Research Division — MD

Frederick Allen Wise Stifel, Nicolaus & Company, Incorporated, Research Division — MD & Senior Equity Research Analyst

Hima B. Inguva BofA Merrill Lynch, Research Division — Director

Jeffrey D. Johnson Robert W. Baird & Co. Incorporated, Research Division — Senior Research Analyst

Kyle William Rose Canaccord Genuity Corp., Research Division — Senior Analyst

Lawrence H. Biegelsen Wells Fargo Securities, LLC, Research Division — Senior Analyst

Matthew Oliver O’Brien Piper Jaffray Companies, Research Division — MD and Senior Research Analyst

Matthew Stephan Miksic Crédit Suisse AG, Research Division — Senior Research Analyst

Rajbir Singh Denhoy Jefferies LLC, Research Division — MD, Equity Research & Senior Equity Research Analyst

Richard S. Newitter SVB Leerink LLC, Research Division — MD of Medical Supplies & Devices and Senior Research Analyst

Robert Adam Hopkins BofA Merrill Lynch, Research Division — MD of Equity Research

Robert Justin Marcus JP Morgan Chase & Co, Research Division — Analyst

Vijay Muniyappa Kumar Evercore ISI Institutional Equities, Research Division — MD

Presentation

Operator

Welcome to today’s conference call. My name is Jessa, and I will be your operator for today’s call. (Operator Instructions) This conference call is being recorded for replay purposes.

Before we begin, I would like to remind you that the discussions during this conference call will include forward-looking information, factors that could cause actual results to differ materially are discussed in the company’s most recent filings with the SEC. Also, the discussions will include certain non-GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures can be found in today’s press release that is an exhibit of Stryker’s current report on Form 8-K filed today with the SEC.

I will now turn the call over to Mr. Kevin Lobo, Chairman and Chief Executive Officer. You may proceed, sir.

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

Good morning, and thank you for joining the call today to discuss our agreement to acquire Wright Medical. Joining me on today’s call is Spencer Stiles, Group President, Orthopaedics and Spine; Glenn Boehnlein, our CFO; and Katherine Owen, VP of Strategy and Investor Relations.

I will make some opening comments before turning the call to Spencer, who’ll walk through the strategy rationale in more detail. Glenn will then cover the transaction details before opening the call to Q&A.

Please note that we have included a PowerPoint presentation, with the slides available on our website.

Today’s announcement is aligned with Stryker’s mission, which is shown on Slide 3, and has been shared with you many times before. Our mission is that, together with our customers, we are driven to make health care better. With Wright Medical as part of our company, we will be better positioned to serve both surgeons and patients in the Trauma and Extremities market.

Slide 4 shows our corporate strategy, which illustrates our long-held goal of pursuing category leadership in the areas of med tech where we operate. This acquisition clearly fits with this strategy and each of its pillars.

Turning to Slide 5. With Wright Medical, Stryker will be a leading player in the fast-growing $5 billion extremities markets. Importantly, this deal provides Stryker with a global presence, powered by 2 complementary world-class selling organization. As we look at Wright Medical’s comprehensive and highly competitive portfolio, Stryker will meaningfully bolster its ability to compete and innovate in the nearly $2 billion global shoulder market, where we have been subscale for years. When we unite, we will have leading offerings in upper and lower extremities and Biologics that will enhance our capabilities in the orthopedic market. We also expect to be able to achieve meaningful synergies given our highly complementary sales mix.

Looking at Slide 6, we have built a strong M&A capability over the years, with extensive experience in identifying, acquiring, integrating and optimizing targets that help drive category leadership. We expect to continue to pursue deals going forward that are consistent with our history of mostly top-end transactions.

Finally, I would like to complement Bob Palmisano and the Wright medical leadership team for building a strong company with a compatible culture focused on customer specialization product quality and compliance. These attributes were critical to our conviction in both the strategic rationale of this deal and our ability to drive the successful integration that will create shareholder value.

I will now turn the call over to Spencer.

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

Thanks, Kevin. I would also like to express my gratitude to both the Wright Medical and Stryker leadership teams for the incredible effort to put forth to bring together these highly complementary players in the fast-growing extremities market.

As outlined on Slide 7, at Stryker, we are driven to make health care better, through the product and services we offer that help our customers rebuild lives. This is a common goal that unites our organization, including our people, customers and ultimately, their patients. We believe the addition of Wright Medical will better position Stryker to deliver on our mission.

Turning to Slide 8, and as Kevin stated, Stryker has long been focused on achieving category leadership in this attractive and strategically important segment of the global orthopedics market. A key value driver for this acquisition is Wright Medical’s impressive selling organization, which is aligned with Stryker’s focus on investing in specialty sales forces. Customer specialization is a long-held competitive advantage at Stryker, which we believe uniquely positions us to compete effectively. With this deal, Stryker will have a combined global sales team with a significant presence in all areas of the fast-growing and innovative extremities market. As we have met with many of you over the years at various investor events, a common theme for Stryker has been our belief in our ability to consistently deliver organic sales growth at the high end of med tech. This belief requires achieving category leadership in the segments in which we operate and the markets we compete in.

Turning now to Slide 9. As we bring Wright Medical into Stryker, we will be a category leader in all segments of the $5 billion extremity markets on a global basis, including foot and ankle, upper extremities and Biologics. While we are pleased with the improved momentum we have seen in our own extremities business, this transaction will give us the ability to establish a differentiated and global presence. With Wright Medical, we have a best-in-class portfolio, supported by a highly complementary selling organization, allowing for immediate presence in key OUS geographies. The addition of Wright Medical shoulder offering will significantly enhance our ability to compete and innovate in this important and fast-growing market. And through our due diligence, we’ve become increasingly excited about Wright Medical’s Blueprint technology, a unique and strong enabling technology that offers meaningful competitive advantages.

As outlined on Slide 10, BLUEPRINT’s automated surgeon-controlled software allows 3D construction in real-time planning access, along with a number of additional benefits. Longer term, BLUEPRINT will enable outcomes tracking and analytics to further enhance the surgeon’s ability to impact the continuum of care and improve patient outcomes. And along with shoulder BLUEPRINT, Wright Medical’s portfolio fills additional gaps, such as elbow replacement, radial head repair and other differentiated foot and ankle technologies.

Overall, we are excited about the opportunity to bring Wright Medical into our Trauma and Extremities orthopedics team to significantly increase the competitiveness of our extremities and Biologics offering. We believe our extensive experience in M&A positions us well to execute the integration and achieve meaningful synergies and scope. As a company with a long history of investing in specialized sales force talent, we look forward to achieving best-in-class performance through a combined sales force, a comprehensive market-leading product portfolio and an exciting pipeline to ensure we continue to gain market share.

With that, I will now turn the call over to Glenn.

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Thanks, Spencer. As detailed in today’s press release and summarized on Slide 11, we have reached a definitive agreement to acquire all the issued and outstanding common shares of Wright Medical for $30.75 per share, or a total equity value of approximately $4 billion and an enterprise value of approximately $5.4 billion, which includes the convertible notes. Under the terms of the agreement, Stryker will commence a tender offer for all outstanding common shares of Wright Medical for $30.75 per share in cash. The boards of directors of both Stryker and Wright Medical have approved the transaction. The closing of the transaction is subject to receipt of applicable regulatory approvals, the adoption of certain resolutions relating to the transaction at an extraordinary General Meeting of Wright Medical shareholders, completion of the tender offer and other customary closing conditions. The acquisition of Wright Medical is expected to close in the second half of 2020. Assuming a Q3 2020 closing, we expect the transaction to be neutral to 2020 adjusted earnings with 10% — $0.10 of dilution in 2021 and accretive thereafter. We continue to target a minimum of 9% adjusted earnings growth in 2020 and beyond. We will likely not deliver our 30 to 50 basis points of op margin expansion in 2020 or 2021, given the high level of dilution, but we will continue to drive underlying op margin expansion, and we’ll share our results with and without the transaction dilution.

We expect ROIC to be greater than 7% by the end of year 5. This assumes cost synergies of $100 million to $125 million, most of which are achieved in the first 3 years, post-closing.

With that, we will now open the call to Q&A.

Questions and Answers

Operator

(Operator Instructions) Your first question comes from the line of Bob Hopkins from Bank of America.

Robert Adam Hopkins — BofA Merrill Lynch, Research Division — MD of Equity Research

Just 2 quick questions. The first one is, I guess, both of them are really on some of the guidance that you guys provided. I’m just curious with the accretion dilution guidance that you provided, what sort of divestitures have been contemplated in there? And maybe you could just talk about the potential for divestitures to be needed to complete this transaction?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes. Thanks, Bob. I think right now, it’s premature to get into details around what, if any, divestitures may occur. We’re going to go through this process. We obviously did extensive due diligence and got very comfortable with what the combined entity would look like. But at this point, given how early it is, we’re not going to discuss any potential divestitures?

Robert Adam Hopkins — BofA Merrill Lynch, Research Division — MD of Equity Research

Okay. But — so the $0.10 that you talked about, does not assume any divestitures, then, I guess?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

I think the way we look at it and how we’ve modeled it, we feel very comfortable with the combined portfolio.

Robert Adam Hopkins — BofA Merrill Lynch, Research Division — MD of Equity Research

Okay. And then just my question — my other question is just on the revenue growth assumptions that you’re making for the asset you’re acquiring going forward. Just maybe talk about your confidence in the sustainability of the market growth rates that we’re seeing today in shoulders? And what specifically you assume for kind of the revenue growth outlook for this asset in your accretion dilution targets that you outlined?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

Bob, this is Spencer. I’ll share a few remarks. Obviously, we’re not going to give exact revenue guidance on the future. However, we feel very confident in these markets. They’re both high single-digit growers, upper extremity and lower extremity, accretive to overall Stryker’s organic growth, and we remain confident in the future of the needs in the market and continued growth, both, I would say, short- and midterm. And longer term, plenty of opportunity for innovation and additional patient access in these spaces.

Operator

Your next question comes from the line of David Lewis from Morgan Stanley.

David Ryan Lewis — Morgan Stanley, Research Division — MD

Just a couple for me. I guess the first question, Spencer, for you is, obviously, Wright struggled of late with both sales attrition as well as their Cartiva product. I guess, how did you think about the risk and opportunities associated with those 2 things? On one hand, obviously, Wright is trading at a lower price because of these issues. On the same hand, they may create some integration-related issues. So how did you get comfortable with the recent dynamics going on at Wright Medical?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

Yes. Cartiva, it remains a great technology for the Wright patients. And we believe in the long-term clinical viability of Cartiva and remain excited about that technology. I think it is publicly shared that they had some disruption in their selling organization related to those integration challenges and that has now been sorted out. It is combined in their direct selling organization for lower extremities, and we remain excited in this technology space for the Wright patients over time.

David Ryan Lewis — Morgan Stanley, Research Division — MD

Okay. And just Kevin or Spencer, two quick follow-ups. One is, just as it relates to sales integration, Kevin, can you help investors understand, spine historical integration issues relative to extremities. Obviously, Wright and Tornier struggles with some extremities — some integration-related issues. So how you’re thinking about the integration across the Stryker portfolio? And then robotics, you mentioned BLUEPRINT. You’v been relatively mum on your robotic initiatives in the non-recon large joint. Where are you? And is that a significant driver of this transaction?

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

Yes. First, I’d tell you, sales force and sales force specialization is a hallmark of Stryker’s success. So we really know how to run sales force as we have models that are both direct and indirect using sales agents, and we believe we’re going to be able to bring that to bear. In spine, currently, we took a little bit of a step back, which we talked about last week on the earnings call, but still, are expected to grow year-over-year, which is differentiated from other spine deals. And as it relates to enabling technologies, we really are big believers that there’s room for navigation, there’s room for guides and robotics, that all have a room to play. You even saw with our recent Mobius acquisition, imaging has a role to play. So we’re a big believer in all forms of enabling technologies.

Operator

Your next question comes from the line of Robbie Marcus from JPMorgan.

Robert Justin Marcus — JP Morgan Chase & Co, Research Division — Analyst

Great. I was wondering how this deal impacts your M&A strategy going forward? Does this still leave you the opportunity to do continued deals here? Or is this set for the foreseeable future?

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

So with this deal, we still have the capacity to continue to do tuck-in deals even as we delever following the acquisition.

Robert Justin Marcus — JP Morgan Chase & Co, Research Division — Analyst

And now with this deal, and assume it will be complete later next year, are there any other gaps in this orthopedic portfolio that you see standing out? Or any other areas that you think need to be filled up here following this acquisition?

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

We’re really excited about the portfolio expansion this provides in our upper extremities portfolio and our lower extremities portfolio and Biologics. There’s always opportunity for growth as new innovation comes to the market, we’ll continue to assess those opportunities. But the combined portfolios are robust and excited — and we’re excited about how that plays into the future of this business.

Operator

Your next question comes from the line of Rick Wise from Stifel.

Frederick Allen Wise — Stifel, Nicolaus & Company, Incorporated, Research Division — MD & Senior Equity Research Analyst

I just wanted to follow-up. I assume this was not a competitive process and that there’s not a go-shop period, Kevin?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes, I’ll grab that, Rick. We’re probably not going to comment at this point in time regarding whether or not there’s a competitive process. There is a breakup fee payable to us in case another competitor comes in.

Frederick Allen Wise — Stifel, Nicolaus & Company, Incorporated, Research Division — MD & Senior Equity Research Analyst

Yes. And just as a separate follow-up, I know you’ve commented, but I just wanted to make sure I understood. Does this potentially — well, talk about what this means, more specifically for Mako and extremities? Does this — could this actually accelerate your entry into extremity robotics?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

I think we continue to assess all the technologies, as I mentioned in my remarks, we’re really excited about BLUEPRINT. That particular planning software and future analytics is a differentiated enabling technology. And as we think about our robotics technologies of the future, I think there’ll be a variety of specialties we continue to explore and build out. Too premature to comment on any true road maps for that technology right now as the focus remains still in our drug replacement business, but these enabling technologies playing a really important role in the future of surrounding the entire procedure with enabling technologies.

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

Yes. I think we have said in the past that we are working on both the spine and shoulder as to the next two markets beyond joint replacement that we’re looking at. That hasn’t changed with this acquisition, and we really believe that there’s going to be room for different types of enabling technologies that we’ll be able to be successful in multiple sites of care.

Operator

Your next question comes from the line of Matt Miksic from Crédit Suisse.

Matthew Stephan Miksic — Crédit Suisse AG, Research Division — Senior Research Analyst

Just one. Maybe just on the final decision here to go ahead with a deal like this, I think, in the past, Stryker has looked at lower extremities and sort of maybe contemplated something like this and it went off and sort of built a pretty great lower extremities business on your own, you did an acquisition there and started building your own shoulder, and have been commercializing that, I guess. What, at this stage, really lit this up as the right next step to build out that business, if you could? And then I have one follow-up.

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

Yes. So we’ve been looking at Wright Medical for a long time, and we really believe now is a good time because they’ve demonstrated their ability to sustain innovation and high growth in all 3 of the segments, be it upper extremities be at lower extremities and Biologics, obviously, with their AUGMENT product, which has come to the market and has been very successful. So there’s sustainability, and honestly, the faster category leadership for us is just going to take a lot longer. And we came to that realization. Obviously, we did a great job on the lower extremities area, not so much on the upper. As you know, we actually are not selling shoulder products outside the United States based on some regulatory challenges. And so — and even in the United States, we have a very, very low market share. So this is one of those where we could really be front of trajectory, and really, they’re the ones that have demonstrated to us over time the sustainability of their business. They’ve done a terrific job in not only delivering on today’s results, but also launching new products, steady cadence of new products. So we’re excited about their capabilities beyond just the sales force, even in terms of their R&D and marketing organizations.

Matthew Stephan Miksic — Crédit Suisse AG, Research Division — Senior Research Analyst

That’s great. And the follow-up, just on the cost synergies. I think this is — there’s a fixed cost aspect of the current Wright Medical business. There’s a cost structure that they have been, I think, doing a good job of working down and driving leverage. If you could highlight maybe 1 or 2 areas where you really feel like sort of the back-end synergies or the whatever the synergies are, quality or shared services, or what do you see as the biggest opportunities there to drive that target that you mentioned?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Sure. Thanks, Matt. I think as we look at Wright Medical, the cost structure. We obviously see areas where there are, first of all, lots of overlap in just general corporate costs that we believe — obviously, we can assume that we could take those out pretty quickly. And then also, if you look at our own sort of cost journey with our CTG program, we feel like we have set up a lot of scalable structures now, especially in our G&A areas, where we’ll be able to move Wright Medical into those and feel fairly confident about achieving the $100 million to $125 million in cost synergies that we referenced.

Operator

Your next question comes from the line of Rajbir Denhoy from Jefferies.

Rajbir Singh Denhoy — Jefferies LLC, Research Division — MD, Equity Research & Senior Equity Research Analyst

Maybe, Spencer, I could ask you about your — kind of your current thoughts on sort of the competitiveness in the lower extremity platform? I mean, as I’m sure you’re aware of what happened. One of the things that happened right last quarter which is losing some sales people in lower extremities. And so now as you’re combining these 2 companies, how do you prevent that from happening further, given the uncertainty now that this introduces into the business?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

Sure. A couple of comments. One, I think this does allow us to compete more effectively over time and innovate against some of the big players in this space, such as Zimmer BioMet and Johnson & Johnson Synthes and does put us on a pathway to #1 in Trauma and Extremities, making this a very attractive place for a sales professional to work. I’d also tell you, through the integration of a variety of other acquisitions we have done, such as K2M, Entellus, NOVADAQ, we continue to be very sensitive about making sure that we prioritize engaging and retaining top sales professionals and talent. So that’s part of our sweet spot at Stryker as we specialize in these selling organizations, ensuring we create a culture and environment that attracts the best and retains the best, and we believe this is the best way to service those specialized customers, be that in upper or lower, and that’s part of the key integration need that we’ll need to execute on in the quarters ahead is to think about how do we ensure that we have that top-notch selling organizations lined up and ready to go.

Rajbir Singh Denhoy — Jefferies LLC, Research Division — MD, Equity Research & Senior Equity Research Analyst

That’s helpful. And maybe just a clarification for Katherine. So just so we’re clear, the deal model you put together here in the accretion dilution does not assume any divestitures in the business?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

I’ll tell you, we’re not going to comment at this point. I just think it’s premature. When we looked at the target, we did our analysis. We feel very comfortable around the combined entity going forward. What, if any, divestitures, it’s just too early to comment on that.

Operator

Your next question comes from the line of Vijay Kumar from Evercore ISI.

Vijay Muniyappa Kumar — Evercore ISI Institutional Equities, Research Division — MD

So maybe, Glenn, on — one on in the deal financing, what kind of assumptions are you making on, because it looks like, just based on some of the numbers you’re putting out. This is all the coming deal debt phase and no cash on hand?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Actually, the transaction will be financed with a combination of newly issued debt and some available cash that we have on the balance sheet.

Vijay Muniyappa Kumar — Evercore ISI Institutional Equities, Research Division — MD

Okay. And then one on margins, I think, you mentioned 30 to 50 basis points for next year. I’m just curious because I think on the K2M side, things should be improving for you guys for 2020. And you’re assuming that 3Q close on the Wright Medical deal. So does your comment for 2020 being below target range, does that assume anything outside of deals? Maybe on the FX side or anything else we should be aware of?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

No. Honestly, my comments really just speak to this specific deal and the amount of dilution and pressure that will put on op margin. And we will — underneath it all, we will continue to drive op margin expansion on our legacy business, just like we normally do. But initially, as we absorb this deal and the related dilution, we don’t expect that we will have 30 to 50 basis points of op margin expansion in 2020 or 2021. But we will resume that target in 2022.

Vijay Muniyappa Kumar — Evercore ISI Institutional Equities, Research Division — MD

So this does not assume any FY 2020 free cash deployment, correct? On the deal model?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Explain your question again? It doesn’t assume any what?

We lost them. That’s okay. I think his question really related to is there a cash that will be deployed for this deal. So there is a portion of the deal that will be financed through available cash on our balance sheet.

Operator

Your next question comes from the line of Craig Bijou from Cantor Fitzgerald.

Craig William Bijou — Cantor Fitzgerald & Co., Research Division — Research Analyst

I just wanted to see if you could talk a little bit about the overlap, particularly on the lower side, customers, products and maybe any expectations or how we should think about dissynergies that you’ve modeled in?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes, I’ll take part of it. In terms of the portfolio and as many of you know, we’re both well covered public companies. We think, overall, the portfolios are highly complementary. We do have some similar product offerings, but as I said previously, we’re just not going to get into detail around what, if any, possible divestitures may be required. But we do have a highly complementary portfolio in both upper and lower.

Craig William Bijou — Cantor Fitzgerald & Co., Research Division — Research Analyst

And then just a follow-up, Katherine, on the diligence that you’ve mentioned a couple of times. I mean, any more color there and why you do feel comfortable from a regulatory perspective?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Going through — we’ve done a lot of acquisitions, as Kevin referenced on the call, and they’ve gotten very comfortable with our process of going through due diligence and analyzing product portfolios. And it was through that process that we got very comfortable regarding what, if any, divestitures may be required.

Operator

Your next question comes from the line of Larry Biegelsen from Wells Fargo.

Lawrence H. Biegelsen — Wells Fargo Securities, LLC, Research Division — Senior Analyst

Just two quick ones for me. One on the size of your extremities business, published reports had it at about $125 million among the $1.6 billion in your Trauma and Extremities line, and it’s at mostly lower extremities? And just lastly, a simple one, what happens to the Stryker shoulder portfolio? Are you going to continue to support that?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes. So again, we’re not going to comment on any rationalization that may or may not occur in terms of our portfolio. We’re just announcing the deal today. We have a lot of work to get through to close and integrate, and as I referenced before, we think the portfolios are highly complementary, but it is just premature to start talking about what products we may or may not discontinue going forward.

Lawrence H. Biegelsen — Wells Fargo Securities, LLC, Research Division — Senior Analyst

And is your extremities business, Katherine, about $125 million in that Trauma and Extremities line?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes. We don’t break out to that level of detail in terms of the — when you’re getting into — within the divisions?

Operator

Your next question comes from the line of Matthew O’Brien from Piper Jaffray.

Matthew Oliver O’Brien — Piper Jaffray Companies, Research Division — MD and Senior Research Analyst

I hope you can hear me okay, sorry about the background noise. Just curious about — you’re not wanting to talk much about the divestiture or divestitures you may need to see from this deal, but can you talk a little bit about the synergistic opportunities on the sales side? What can you do with this broader portfolio, especially stemless shoulder going forward, both domestically and internationally?

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

Yes, I think that the first benefit in the upper extremities is to have more specialization. So because of our lack of scale in upper extremities, we only have a very few dedicated upper extremity salespeople. Wright Medical comes with a completely dedicated sales force. And our goal across all of our specialties that we serve is to be as specialized as possible. So this gives us a huge shot in the arm to increase specialization just on the sales force side. Spence, do you want to add?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

I’d build upon just — the portfolios themselves are very complementary, and the upper extremities were extremely excited about the breadth. Obviously, in shoulder, but then in some of the other technologies as well, such as elbow and wrist, and even some of the things that they referenced publicly before, such as their new plating system for shoulder called SPS ORTHOLOC that’s coming out. So this broadens that portfolio in upper extremities. And as Katherine mentioned earlier, very complementary in lower extremities as well. And back to the markets, these are the fastest-growing markets in orthopedics. So we like the breadth and scale this gives us. You combine that with our specialized sales force, and we think there’s great opportunity for continued growth in this space.

Matthew Oliver O’Brien — Piper Jaffray Companies, Research Division — MD and Senior Research Analyst

And just a quick follow-up, just on AUGMENT, that product has done well, pretty narrow indications at this point. Any thoughts on taking that product to other parts of the body going forward?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

It’s premature to comment on future plans related to expanded indications, but you can imagine diligence, we like what we’ve seen with AUGMENT as well and the success they’ve had with their Biologics portfolio, and this is another great technology to bring into the Stryker portfolio.

Operator

Your next question comes from the line of Richard Newitter from SVB Leerink.

Richard S. Newitter — SVB Leerink LLC, Research Division — MD of Medical Supplies & Devices and Senior Research Analyst

Just hoping you could give us a little bit more color on the timing of both the cost synergies over the 3-year period? And where you think the synergies will be the easiest? And what proportion of those you can get in year 1 versus maybe towards the later end? And then two, Katherine, what is the — not necessarily divestiture related, but what is the kind of the dissynergy assumption upfront potentially in 2020 and/or year 1, however you want to describe it?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Okay. Rick, I’ll do the first question. I think, as I mentioned, we’re looking at really primarily cost synergies that are within the SG&A line items of Wright Medical. And as you think about over the 3 years, we obviously are assuming sort of maximum annual synergies of about 15% of Wright Medical’s SG&A. And that ramps from ‘21 to sort of full value in 2023.

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes, in terms of dissynergies, it’s early to get into those details, obviously. When you bring 2 organizations together, there is a period where you have some sales dissynergies as we get closer to close and start thinking about 2021, we can give more detail.

Richard S. Newitter — SVB Leerink LLC, Research Division — MD of Medical Supplies & Devices and Senior Research Analyst

Okay. But just on a follow-up there, Katherine, is it fair to assume that you guys have factored in some level of dissynergy as a placeholder in the beginning?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes.

Operator

Your next question comes from the line of Jeff Johnson from Baird.

Jeffrey D. Johnson — Robert W. Baird & Co. Incorporated, Research Division — Senior Research Analyst

Two just follow-up questions. One, Katherine, I know you don’t want to talk about dissynergies a whole lot and things like that, but presumably, the Q3 ‘20 close, I’m assuming that’s because you would anticipate at least some level of FTC review in some parts of the business?

Katherine A. Owen — Stryker Corporation — VP of Strategy & IR

Yes, that’s correct.

Jeffrey D. Johnson — Robert W. Baird & Co. Incorporated, Research Division — Senior Research Analyst

Okay. And then just on the synergies, I guess, just to push you a little bit more there on the $100 million to $125 million. If I look at Wright Medical’s P&L, that would take their OpEx, excluding amortization and those kind of things f maybe 75% to 60%, you guys closer to 60% — you guys closer to 40%, industry standard, probably closer to that 40% as well. Why not be able to get closer to your level of OpEx sooner than what’s anticipated in that $100 million to $125 million in synergies?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Sure. I think a couple of things you have to consider. First of all, Wright Medical is a very fast-growing company, and we would want to make sure that we don’t change that outlook for them. And secondly, these things take time, and obviously, integrating 2 large organizations like this has a lot of complexity. So right now, we’re very comfortable with $100 million to $125 million, reaching sort of maximum velocity by year 3.

Operator

Your next question comes from the line of Hima Inguva from Bank of America.

Hima B. Inguva — BofA Merrill Lynch, Research Division — Director

Great. Beyond recognizing you have managed the balance sheet conservatively over the years, hoping, if you could share a few specifics getting some investor calls this morning: one, split between debt and cash that will be used to finance the deal; two, the delevering plan from this deal and commitment you had in tradings; and then three, how are you thinking about the balance sheet going forward in the longer term, please?

Glenn S. Boehnlein — Stryker Corporation — VP & CFO

Sure. At this time, I really don’t want to get into sort of the mix between debt and cash. Obviously, there will be a majority of newly issued debt and some available cash that we’ll use for the deal. In terms of deleveraging, we see that our debt-to-adjusted-EBITDA will probably peak at 3.0 in 2020, and then we’ll have a plan to bring that down, and we’re actively in discussions with the credit rating agencies for that to share that plan with them. And then lastly, on the balance sheet, we will continue to drive sort of our balance sheet metrics that we traditionally do, and part of that will be delevering from this plan, but also working on sort of our underlying balance sheet metrics to improve cash flow.

Operator

Your next question comes from the line of Kyle Rose from Canaccord.

Kyle William Rose — Canaccord Genuity Corp., Research Division — Senior Analyst

I just wanted to ask one product related. When you look at Wright, specifically on their BLUEPRINT 3D planning portfolio there. How do you view that as a potential driver for the broader total joint recon? And correct me if I’m wrong, but I don’t believe you have a PSI portfolio now, how do you view this as an asset that drives just the broader recon portfolio on a go-forward basis?

Spencer S. Stiles — Stryker Corporation — Group President of Orthopaedics & Spine

This is Spence. We’re not going to speculate on product introductions for the future. But in diligence, we were very impressed with BLUEPRINT and its capabilities in upper extremity, where it’s primarily utilized today in some of the pipeline of investments that they have been making into the upper extremity business related to their enabling technology. As I mentioned earlier, we’re excited about what this technology could offer, but we have to get in a diligence and further understand the investments needed, the roadmaps and the times. It is a software-based technology, so making sure we have the right talent and the right thought process around product introductions there. But as of right now, we’re not speculating on additional product releases related to BLUEPRINT.

Operator

There are no further questions at this time I will now turn the conference over to Mr. Kevin Lobo for any closing remarks.

Kevin A. Lobo — Stryker Corporation — Chairman & CEO

So thank you all for joining today’s call. As you have heard, we are tremendously excited about the opportunity to bring Wright Medical into Stryker and achieve category leadership in this important fast-growing segment of the orthopedic industry. Thank you.

Operator

Thank you. Ladies and gentlemen, this concludes today’s conference call. Thank you for participating. You may now disconnect.

Disclaimer

THE INFORMATION CONTAINED IN THIS TRANSCRIPT IS A TEXTUAL REPRESENTATION OF THE CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED IN THIS TRANSCRIPT. INVESTORS ARE ADVISED TO REVIEW THE COMPANY’S CONFERENCE CALL ITSELF AND THE COMPANY’S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

Forward-looking statements

This press release contains information that includes or is based on forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the failure to satisfy any of the closing conditions to the acquisition of Wright, including the receipt of any required regulatory clearances (and the risk that such clearances may result in the imposition of conditions that could adversely affect the expected benefits of the transaction); delays in consummating the acquisition of Wright; unexpected liabilities, costs, charges or expenses in connection with the acquisition of Wright; the effects of the proposed Wright transaction (or the announcement thereof) on the parties relationships with employees, customers, other business partners or governmental entities; weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products, including Wright products; potential supply disruptions; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the ultimate total cost with respect to recall-related matters; the impact of investigative and legal proceedings and compliance risks; resolution of tax audits; the impact of the federal legislation to reform the United States healthcare system; costs to comply with medical device regulations; changes in financial markets; changes in the competitive environment; our ability to integrate and realize the anticipated benefits of acquisitions in full or at all or within the expected timeframes, including the acquisition of Wright; and our ability to realize anticipated cost savings. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Wright, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

LinkedIn: Stryker Trauma & Extremities

LinkedIn post dated November 4, 2019: We’re excited to announce a definitive agreement to acquire Wright Medical, a medical device company focused on upper extremities, lower extremities and biologics, which are among the fastest growing segments in orthopaedics. Wright, a recognized global leader, brings a highly complementary portfolio to our trauma & extremities business and customer base. Read the press release here: https://lnkd.in/dBd-MWg [link to Stryker Press Release, dated November 4, 2019, announcing definitive agreement to acquire Wright Medical]

LinkedIn: Stryker Foot & Ankle

LinkedIn post dated November 4, 2019: We’re excited to announce a definitive agreement to acquire Wright Medical, a medical device company focused on upper extremities, lower extremities and biologics, which are among the fastest growing segments in orthopaedics. Wright, a recognized global leader, brings a highly complementary portfolio to our trauma & extremities business and customer base. Read the press release here: https://lnkd.in/dBd-MWg [link to Stryker Press Release, dated November 4, 2019, announcing definitive agreement to acquire Wright Medical]

LinkedIn: Spencer Stiles

LinkedIn post dated November 4, 2019: Another exciting day at Stryker! This morning we announced a definitive agreement to acquire Wright Medical. Wright is a global innovative company with a platform that is highly complementary to Stryker’s Trauma & Extremities business.

bit.ly/stryker-acquisition [link to Stryker Press Release, dated November 4, 2019, announcing definitive agreement to acquire Wright Medical]

Stryker Stryker Joint Replacement Stryker Trauma & Extremities Stryker Spine #stryker #wearestryker

Forward-looking statements

This press release contains information that includes or is based on forward-looking statements within the meaning of the federal securities law that are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: the failure to satisfy any of the closing conditions to the acquisition of Wright, including the receipt of any required regulatory clearances (and the risk that such clearances may result in the imposition of conditions that could adversely affect the expected benefits of the transaction); delays in consummating the acquisition of Wright; unexpected liabilities, costs, charges or expenses in connection with the acquisition of Wright; the effects of the proposed Wright transaction (or the announcement thereof) on the parties relationships with employees, customers, other business partners or governmental entities; weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products, including Wright products; potential supply disruptions; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the ultimate total cost with respect to recall-related matters; the impact of investigative and legal proceedings and compliance risks; resolution of tax audits; the impact of the federal legislation to reform the United States healthcare system; costs to comply with medical device regulations; changes in financial markets; changes in the competitive environment; our ability to integrate and realize the anticipated benefits of acquisitions in full or at all or within the expected timeframes, including the acquisition of Wright; and our ability to realize anticipated cost savings. Additional information concerning these and other factors is contained in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

The tender offer for Wright’s outstanding ordinary shares referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Wright or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Stryker will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Wright will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Wright also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Wright, at which the Wright shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN

IMPORTANT INFORMATION THAT PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. Copies of the documents filed with the SEC by Wright will be available free of charge on Wright’s website, www.wright.com, or by contacting Wright’s investor relations department at julie.dewey@wright.com. In addition, Wright shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Wright, its directors and executive officers and other members of its management and employees, as well as Stryker and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Wright’s shareholders in connection with the EGM Proposals. Information about Wright’s directors and executive officers and their ownership of Wright ordinary shares is set forth in the proxy statement for Wright’s 2019 annual general meeting of shareholders, which was filed with the SEC on May 17, 2019. Information about Stryker’s directors and executive officers is set forth in the proxy statement for Stryker’s 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Wright’s directors and executive officers in the transaction, which may be different than those of Wright’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

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